UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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ISTA PHARMACEUTICALS, INC.

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ISTA PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 19, 2006

TO OUR STOCKHOLDERS:

You are cordially invited to the Annual Meeting of Stockholders of ISTA PHARMACEUTICALS, INC., a Delaware corporation. The meeting will be held on Thursday, October 19, 2006 at 11:00 a.m., local time, at our headquarters located at 15295 Alton Parkway, Irvine, California 92618 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect three Class III directors to serve for a term of three years expiring upon the 2009 Annual Meeting of Stockholders or until his or her successor is elected;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006;

3.	To approve the Third Amendment and Restatement of our 2004 Performance Incentive Plan, which increases the number of shares of common stock reserved for issuance under the plan by an additional 3,100,000 shares; and

4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this notice.

Only our stockholders of record at the close of business on September 1, 2006 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

FOR THE BOARD OF DIRECTORS

/s/    VICENTE ANIDO, JR.

Vicente Anido, Jr., Ph.D.

Chief Executive Officer, President and Director

Irvine, California

September 8, 2006

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ISTA PHARMACEUTICALS, INC.

PROXY STATEMENT FOR THE 2006

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 19, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of ISTA Pharmaceuticals, Inc., for use at the Annual Meeting of Stockholders to be held Thursday, October 19, 2006 at 11:00 a.m., local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our headquarters located at 15295 Alton Parkway, Irvine, California 92618. The telephone number at that location is (949) 788-6000.

These proxy solicitation materials and our annual report for the year ended December 31, 2005, including financial statements, were first mailed on or about September 14, 2006 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

Holders of shares of our common stock of record at the close of business on September 1, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The shares of our common stock are our only class of voting securities. As of the Record Date, approximately 25,931,924 shares of our common stock were issued and outstanding and held of record by approximately 254 stockholders.

Revocability of Proxies

Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to Secretary, ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618 in writing prior to or at the meeting or by attending the meeting and voting in person.

Stockholders Sharing the Same Last Name and Address

In accordance with notices we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Secretary, ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals, such as Proposal 3, approval of the Third Amendment and Restatement of our 2004 Performance Incentive Plan.

Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class III directors, for the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006, for the approval of the Third Amendment and Restatement of our 2004 Performance Incentive Plan, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Other Business; Stockholder Proposals

We do not intend to present any other business for action at the Annual Meeting and do not know of any other business to be presented by others.

Pursuant to our bylaws, in order for business to be properly brought by a stockholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. We did not receive any such notices from our stockholders for matters to be considered at the Annual Meeting. Any stockholder desiring to submit a proposal for action at our 2007 annual meeting of stockholders and presentation in our proxy statement for such meeting should deliver the proposal to our Secretary at our corporate office no later than May 18, 2007 in order to be considered for inclusion in our proxy statement relating to that meeting.

Under Rule 14a-4 promulgated under the Securities Exchange Act of 1934, as amended, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of August 17, 2006, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group.

Name And Address of Beneficial Owner (1)	Amount And Nature of Beneficial Ownership (2)	Approximate Percent Owned (2)
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Vicente Anido, Jr., Ph.D. (3)	820,774	3.2%
Rolf Classon (4)	37,667	*
Marvin J. Garrett (5)	193,985	*
Lisa R. Grillone, Ph.D. (6)	185,977	*
Peter Barton Hutt (7)	73,750	*
Kathleen D. LaPorte (8)	6,664,677	24.4%
Benjamin F. McGraw III, Pharm.D. (9)	81,583	*
Dean J. Mitchell (10)	37,667	*
Thomas A. Mitro (11)	219,905	*
Andrew J. Perlman	—	*
Wayne I. Roe (12)	84,172	*
Lauren P. Silvernail (13)	193,763	*
Richard C. Williams (14)	100,250	*
All executive officers and directors as a group (13 persons) (15)	8,694,170	30.0%
5% STOCKHOLDERS
Investor AB (16)	3,285,409	12.3%
Credit Suisse First Boston (17)	6,589,927	24.2%
Sanderling Investment Entities (18)	1,578,070	6.0%
Elizabeth R. Foster, Michael P. Walsh and Kilkenny Capital Management, L.L.C. (19)	1,479,214	5.7%
James E. Flynn and Deerfield Investment Entities (20)	3,678,748	13.9%
AXA Financial, Inc. and related entities (21)	1,375,975	5.3%
A. Alex Porter (22) Paul Orlin Geoffrey Hulme Jonathan W. Friedland	1,609,134	6.2%
HBK Investments L.P. (23)	2,580,645	9.0%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each stockholder is c/o ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618.
(2)

This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13D and 13G, as well as Forms 4, filed with the SEC. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 26,009,187 shares of common stock outstanding as of August 17, 2006. Shares of common stock subject to options and warrants currently exercisable, or exercisable within 60 days of the August 17, 2006, are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. Except as otherwise noted, we believe that each of the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

(3)	Includes 788,874 shares subject to options exercisable within 60 days after August 17, 2006.
(4)	Consists of shares subject to options exercisable within 60 days after August 17, 2006.
(5)	Includes 187,885 shares subject to options exercisable within 60 days after August 17, 2006.
(6)	Includes 182,477 shares subject to options exercisable within 60 days after August 17, 2006.
(7)	Consists of shares subject to options exercisable within 60 days after August 17, 2006.
(8)	Consists of 6,255,718 shares (including 653,978 shares issuable upon exercise of warrants and 552,931 shares issuable upon conversion of a convertible note) of Sprout Capital IX, L.P. (“Spout IX”), 25,001 shares (including 2,577 shares issuable upon exercise of warrants and 2,323 shares issuable upon conversion of a convertible note) of Sprout Entrepreneurs’ Fund, L.P. (“SEF”) and 309,082 shares (including 32,919 shares issuable upon exercise of warrants and 25,392 shares issuable upon conversion of convertible note) of Sprout IX Plan Investors, L.P. (“SIPI”). Ms. LaPorte is a Managing Director of New Leaf Venture Partners, LLC, which has entered into a management agreement with DLJ Capital Corporation whereby New Leaf Venture Partners, LLC will act as a sub-manager to DLJ Capital Corporation with respect to the shares held by Sprout Group. Ms. LaPorte is designated to our Board of Directors by Sprout Group pursuant to its contractual right. Ms. LaPorte disclaims beneficial ownership except to the extent of her pecuniary interest therein. Ms. LaPorte’s beneficial ownership also includes 73,750 shares subject to options exercisable within 60 days after August 17, 2006. Ms. LaPorte’s business address is c/o New Leaf Venture Partners, LLC, 3000 Sand Hill Road, 3-170, Menlo Park, CA 94025.
(9)	Includes 80,083 shares subject to options exercisable within 60 days after August 17, 2006.
(10)	Consists of shares subject to options exercisable within 60 days after August 17, 2006.
(11)	Includes 216,005 shares subject to options exercisable within 60 days after August 17, 2006.
(12)	Includes 83,046 shares subject to options exercisable within 60 days after August 17, 2006.
(13)	Includes 181,042 shares subject to options exercisable within 60 days after August 17, 2006.
(14)	Includes 73,750 shares subject to options exercisable within 60 days after August 17, 2006.
(15)	Includes 3,286,116 shares subject to options, warrants and convertible notes exercisable or convertible, as the case may be, within 60 days after August 17, 2006.
(16)	Based on Forms 4 and 4/A filed with the SEC on July 22, 2005 and September 1, 2005, respectively, by Investor AB. Consists of 2,300,501 shares (including 372,105 shares issuable upon exercise of warrants) held by Investor Growth Capital Limited and 985,928 shares (including 159,474 shares issuable upon exercise of warrants) held by Investor Group, L.P., of which Investor AB serves as the ultimate general partner. Investor Growth Capital Limited is a Guernsey company, with its principal place of business at National Westminster House, Le Truchot, St. Peter Port, Guernsey, Channel Islands GYI, 4PW. Investor Growth Capital Limited is ultimately a wholly owned subsidiary of Investor AB, a publicly held Swedish company with its principal place of business at Arsenalsgatan 8c, S-103 32, Stockholm, Sweden.
(17)

Based on a Schedule 13D/A filed with the SEC on July 21, 2006 by Credit Suisse First Boston (the “Bank”), on behalf of the Investment Banking division. The Bank may be deemed to beneficially own an aggregate of 6,589,927 shares of Common Stock, consisting of (i) 5,048,809 shares of Common Stock held directly by Sprout Capital IX, L.P. (“Spout IX”), 552,931 shares of Common Stock issuable upon the conversion of $4,285,215 aggregate principal amount of Notes held directly by Sprout IX and 653,978 shares of Common Stock issuable upon the exercise of warrants held directly by Sprout IX, (ii) 20,101 shares of Common Stock held directly by Sprout Entrepreneurs’ Fund, L.P. (“Sprout Entrepreneurs”), 2,323 shares of Common Stock issuable upon the conversion of $18,000 aggregate principal amount of Notes held directly by Sprout Entrepreneurs and 2,577 shares of Common Stock issuable upon the exercise of warrants held directly by Sprout Entrepreneurs, (iii) 250,771 shares of Common Stock held directly by Sprout IX Plan Investors, L.P. (“IX Plan”), 25,391 shares of Common Stock issuable upon the conversion of $196,785 aggregate principal amount of Notes held directly by IX Plan and 32,918 shares of Common

Stock issuable upon the exercise of warrants held directly by IX Plan and (iv) 128 shares of Common Stock held directly by Credit Suisse Securities (USA) LLC (“CS Sec USA LLC”). The address of the Bank’s principal business and office is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland and the Bank’s principal business and office in the United States is 11 Madison Avenue, New York, New York 10010. The Bank owns directly a majority of the voting stock, and all of the non-voting stock, of Credit Suisse Holdings (USA), Inc. (“CS Hldgs USA Inc”), a Delaware corporation. The Bank’s voting stock is entirely owned by Credit Suisse Group (“CSG”), a corporation formed under the laws of Switzerland. CSG also owns the remainder of the voting stock of CS Hldgs USA Inc. Sprout IX, Sprout Entrepreneurs and IX Plan are Delaware limited partnerships which make investments for long term appreciation. DLJ Capital Corporation (“DLJCC”), a Delaware corporation and a wholly-owned subsidiary of CS USA Inc, acts as a venture capital partnership management company. DLJCC is also the general partner of Sprout Entrepreneurs. DLJCC is also the managing general partner of Sprout IX and, as such, is responsible for its day-to-day management. DLJCC makes all of the investment decisions on behalf of Sprout IX and Sprout Entrepreneurs. DLJ Associates IX, L.P. (“Associates IX”), a Delaware limited partnership, is a general partner of Sprout IX and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout IX. DLJ Capital Associates IX, Inc. (“DLJCA IX”), a Delaware corporation and wholly-owned subsidiary of DLJCC, is the managing general partner of Associates IX. DLJ LBO Plans Management Corporation II (“DLJLBO II”), a Delaware corporation, is the general partner of IX Plan and, as such, is responsible for its day-to-day management. DLJLBO II makes all of the investment decisions on behalf of IX Plan. DLJLBO II is a wholly-owned subsidiary of Credit Suisse First Boston Private Equity, Inc. (“CSFBPE”), a Delaware corporation, which, in turn, is a wholly-owned subsidiary of CS USA Inc. The address of the principal business and office of each of DLJCC, DLJCA IX, Associates IX, Sprout IX, Sprout Entrepreneurs, IX Plan, DLJLBO II and CSFBPE is Eleven Madison Avenue, New York, New York 10010.

(18)	Consists of 966 shares owned by Sanderling IV Biomedical, 1,595 shares owned by Sanderling IV Limited Partnership, 118,900 shares (including 17,664 shares issuable upon exercise of warrants) owned by Sanderling V Beteiligungs GmbH & Co. KG, 495,973 shares (including 74,153 shares issuable upon exercise of warrants) owned by Sanderling V Biomedical Co-Investment Fund, 133,775 shares (including 20,001 shares issuable upon exercise of warrants) owned by Sanderling V Limited Partnership, 3,604 shares owned by Sanderling Venture Partners IV, 4,098 shares owned by Sanderling Venture Partners IV LP, 776 shares owned by Sanderling Venture, 818,081 shares (including 122,312 shares issuable upon exercise of warrants) owned by Sanderling Venture Partners V Co-Investment Fund and 302 shares owned by Sanderling IV Biomedical Limited LP. Sanderling Venture Partners is located at 2730 Sand Hill Road, Suite 200, Menlo Park, California 94024.
(19)	Based on a Schedule 13G filed with the SEC on February 14, 2005 by Michael P. Walsh and Elizabeth R. Foster, individually, and on behalf of Kilkenny Capital Management, L.L.C. The number of shares consists of 1,479,214 shares beneficially owned by Kilkenny Capital Management, L.L.C., 1,479,214 shares beneficially owned by Michael P. Walsh and 1,479,214 shares beneficially owned by Elizabeth R. Foster. Kilkenny Capital Management, L.L.C. is a registered investment advisor. Michael P. Walsh is the executive manager of Kilkenny Capital Management and Michael P. Walsh and Elizabeth R. Foster are the controlling members of Kilkenny Capital Management, L.L.C. Kilkenny Capital Management, L.L.C., Michael P. Walsh and Elizabeth R. Foster constitute a group as defined in Rule 13d-5(b)(1) and have shared voting power and shared dispositive power over the 1,479,214 shares. The business address of the foregoing is 311 South Wacker Drive, Suite 6350, Chicago, Illinois 60606.
(20)

Based on (i) a Schedule 13G/A filed with the SEC on May 11, 2006 by James E. Flynn and Arnold H. Snider, individually, and on behalf of Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Special Situations Fund International Limited, and (ii) a Form 4 filed jointly with the SEC on June 23, 2006 by James E. Flynn, Deerfield Capital L.P., Deerfield Management Company, L.P., Deerfield Partners L.P. and Deerfield International Limited. Consists of (i) 1,139,186 shares (including 199,096 shares issuable upon conversion of a convertible note) held by Deerfield Partners, L.P., (ii) 290,757 shares held by Deerfield Special Situations Fund, L.P., (iii) 1,583,750 (including 317,032 shares issuable upon conversion of a convertible note) held by Deerfield International Limited, (iv) 585,055 shares held by Deerfield Special Situations Fund International Limited, and (v) 80,000 shares held by James E. Flynn. Deerfield Capital, L.P. is the general partner of Deerfield Partners, L.P. and Deerfield Special Situations Fund, L.P. James E. Flynn is the managing member of the general partner of Deerfield Capital, L.P. Deerfield Management Company, L.P. is the investment manager of Deerfield International Limited and Deerfield Special Situations Fund International Limited. Mr. Flynn is the managing member of the general partner of Deerfield Management Company, L.P. Mr. Flynn disclaims beneficial ownership in shares held by the various Deerfield entities except to the extent of his pecuniary interest therein. The business address of James E. Flynn, Deerfield Capital, L.P., Deerfield Partners, L.P. Deerfield Special Situations Fund, L.P. and Deerfield Management Company, L.P. is 780 Third Avenue, 37th Floor, New York, NY 10017. The business address of Deerfield International Limited and Deerfield Special Situations International Limited is c/o Hemisphere Management (B.V.I.) Limited, Bison Court, Columbus Centre, P.O. Box 3460, Road Town, Tortola, British Virgin Islands.

(21)	Based on a Schedule 13G filed jointly with the SEC on February 14, 2006 by AXA Financial, Inc. and AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, as a group. Consists of 1,362,375 shares beneficially owned by AXA Framlington, a subsidiary of AXA, and 13,600 shares beneficially owned by Alliance Capital Management, L.P., a subsidiary of AXA Financial, Inc., based on information set forth in a Schedule 13G filed with the SEC on February 14, 2006. The address for AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104 and the address for AXA is 25, avenue Matignon, 75008 Paris, France.
(22)	Based on information set forth in a Schedule 13G filed with the SEC on February 10, 2006. The business address for Messrs. Porter, Orlin, Hulme and Friedland is 666 5th Avenue, 34th Floor, New York, New York 10103.
(23)	Based on a Schedule 13G filed with the SEC on June 30, 2006 by HBK Investments L.P. (“HBK Investments”). Consists of shares of Common Stock issuable upon conversion of a convertible note (collectively, the “Securities”) owned by HBK Master Fund L.P. (the “Fund”). HBK Investments has sole voting and dispositive power over the Securities pursuant to an Investment Management Agreement with the Fund. Accordingly, the Fund has no beneficial ownership of such Securities. HBK Investments’ power is exercised by its general partner, HBK Partners II L.P., whose general partner is HBK Management L.L.C. The principal business office of HBK Investments is 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms submitted to us during the year ended December 31, 2005, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director and Nominees for Director

Pursuant to our Restated Certificate of Incorporation and Amended and Restated Bylaws, our Board of Directors currently consists of nine persons, divided into three classes serving staggered terms of three years. The Class III directors, Rolf Classon, Dean J. Mitchell and Wayne I. Roe, are scheduled to serve until the Annual Meeting. The Class I directors, Peter Barton Hutt, Benjamin F. McGraw III, Pharm.D. and Andrew J. Perlman, are scheduled to serve until the annual meeting of stockholders in 2007. The Class II directors, Vicente Anido, Jr., Ph.D., Kathleen D. LaPorte, and Richard C. Williams, are scheduled to serve until the annual meeting of stockholders in 2008.

In the event that any person nominated as a Class III director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

The name of the Class III nominees for election to the Board of Directors at the Annual Meeting, age as of the Record Date, and certain information are set forth below. The names of the current Class I and Class II directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

Name	Age	Principal Occupation	Director Since
Nominees for Class III Directors
Dean J. Mitchell	50	President and Chief Executive Officer of Alpharma, Inc.	2004
Rolf Classon	61	Retired	2004
Wayne I. Roe	56	Retired	1998	*

Continuing Class I Directors
Peter Barton Hutt	71	Senior Counsel, Covington & Burling	2002
Benjamin F. McGraw III, Pharm.D.	57	Chairman, President and Chief Executive Officer of Valentis, Inc.	2000	*
Andrew J. Perlman	58	Chief Executive Officer of Innate Immune, Inc.	2006

Continuing Class II Directors
Vicente Anido, Jr., Ph.D.	53	President and Chief Executive Officer	2001
Kathleen D. LaPorte	44	Managing Director, New Leaf Venture Partners, L.L.C.	2002
Richard C. Williams	63	President, Conner-Thoele Limited	2002

*	Dr. McGraw and Mr. Roe resigned as directors on November 19, 2002 in connection with the closing of a private placement financing and were reappointed as directors in December 2002.

There are no family relationships among any of our directors or executive officers.

Nominees for Terms Expiring at the Annual Meeting

Class III Directors

Dean J. Mitchell was appointed to our Board of Directors in July 2004. In July 2006, Mr. Mitchell assumed the role of President and Chief Executive Officer at Alpharma Inc., a global specialty pharmaceutical company, and was also appointed a member of its board of directors. Prior to Alpharma, he was President and Chief Executive Officer of Guilford Pharmaceuticals Inc., from December 2004 until its acquisition by MGI Pharma Inc. in October 2005, and is now a non-executive Director of MGI. Mr. Mitchell was at Bristol-Myers Squibb (BMS) from 2001 until 2004 in several roles including President, International, President US Primary Care and

Vice President, Strategy. He also spent 15 years at Glaxo SmithKline (GSK) and its predecessor companies, most recently as Senior Vice President, Clinical Development and Product Strategy from 1999 to 2001, and prior to that as Vice President and General Manager, Specialty Divisions, Strategic Planning and Business Development, from 1995 to 1999. He received his MBA degree from City University Business School (London, UK) and his B.Sc. degree in Biology from Coventry University, UK.

Rolf Classon was appointed to our Board of Directors in July 2004. In May 2005, Mr. Classon assumed the roles of interim President and Chief Executive Officer of Hillenbrand Industries, Inc. From October 2002 to July 2004, Mr. Classon was the President and Chief Executive Officer of Bayer HealthCare LLC, a subsidiary of Bayer AG. From December 1995 to October 2002, Mr. Classon served as President of Bayer Diagnostics. From September 1991 to December 1995, Mr. Classon was an Executive Vice President in charge of Bayer Diagnostics’ Worldwide Marketing, Sales and Service operations. From May 1990 to September 1991, Mr. Classon was the President and Chief Operating Officer of Pharmacia Biosystems A.B. Prior to 1991, Mr. Classon served as President of Pharmacia Development Company Inc. and Pharmacia A.B.’s Hospital Products Division. Mr. Classon is a member of the Board of Directors of Enzon Pharmaceuticals, Inc., Hillenbrand Industries, Auxilium Pharmaceuticals and Millipore Corporation. He received his Chemical Engineering Certificate from the Gothenburg School of Engineering, and he has a Business Degree from the University of Gothenburg.

Wayne I. Roe has served on our Board of Directors since June 1998, except for the period from November 2002 to December 2002. Mr. Roe was Senior Vice President for United Therapeutics, Inc., a biotechnology company, from November 1999 to November 2000. From November 1988 to March 1999, Mr. Roe founded and served in various management positions at Covance Health Economics and Outcome Services, a consulting firm for life sciences companies, last serving as Chairman of the Board of Directors. Mr. Roe is also currently a director of Favrille, Inc., a biopharmaceutical company focused on the treatment of cancer and other diseases of the immune system. Mr. Roe received a M.A. in Political Economy from the State University of New York and an M.A. in Economics from the University of Maryland.

Directors Whose Terms Extend Beyond the Annual Meeting

Class I Directors

Peter Barton Hutt has served on our Board of Directors since November 2002. Mr. Hutt is a senior counsel specializing in food and drug law in the Washington, D.C. law firm of Covington & Burling. From time to time, Covington & Burling provides legal services to us. Mr. Hutt joined Covington & Burling in 1960 and was named partner in 1968, leaving from 1971 to 1975 to serve as Chief Counsel for the Food and Drug Administration and returning to Covington & Burling in September 1975. Mr. Hutt is the co-author of the casebook used to teach Food and Drug Law throughout the country and teaches a full course on the subject annually at Harvard Law School. Mr. Hutt is a member of the Board of Directors of Introgen Therapeutics, Inc., CV Therapeutics, Inc., Momenta Pharmaceuticals, Inc., Favrille, Inc. and Xoma Ltd. Mr. Hutt received a B.A. from Yale University and a LL.B. from Harvard University. In addition, Mr. Hutt received a Master of Laws degree in Food and Drug Law from New York University Law School.

Benjamin F. McGraw, III, Pharm.D. has served on our Board of Directors since April 2000, except for the period from November 2002 to December 2002. Dr. McGraw has been President and Chief Executive Officer since 1994, and Chairman of the Board since 1996, of Valentis, Inc., a biotechnology company. Prior to this, Dr. McGraw was Corporate Vice President for Corporate Development of Allergan. Before that, he was an equity analyst and a fund manager at Carerra Capital Management. Prior to this, he was Vice-President, Development for Marion Laboratories and Marion, Merrell Dow. Dr. McGraw received B.S. and Doctor of Pharmacy degrees from the University of Tennessee Center for the Health Sciences where he also completed a clinical practice residency.

Andrew J. Perlman, M.D., Ph.D. was appointed to our Board of Directors in April 2006. Dr. Perlman is the co-founder and has served since October 2004 as the Chief Executive Officer of Innate Immune, Inc., a company engaged in the discovery and development of therapeutics for asthma and autoimmune diseases. Dr. Perlman served in various senior management positions, culminating as Executive Vice President, at Tularik, Inc., a public biotechnology company; from 1993 through October 2004; except from February to October 2002, when he served as the Chief Executive Officer and a member of the Board of Directors of Affymax, Inc., a privately-held biopharmaceutical company. While at Tularik, Dr. Perlman’s principal responsibilities were in the areas of clinical research and business development by which he provided medical input and strategy for all Tularik clinical projects, and played an active role in Tularik’s financing activities and in its merger with Amgen in 2004. Prior to 1993, Dr. Perlman was a Senior Director of Clinical Research at Genentech, Inc. and served as a faculty member in the Department of Medicine at Stanford University. Dr. Perlman presently is a member of the Board of Directors of IntegriGen Inc. Dr. Perlman received his M.D. and his Ph.D. in Physiology from New York University.

Class II Directors

Vicente Anido, Jr., Ph.D. has served as our President and Chief Executive Officer and on our Board of Directors since December 2001. From June 2000 to September 2001, Dr. Anido was general partner for Windamere Venture Partners. From 1996 to 1999, Dr. Anido served as President and Chief Executive Officer of CombiChem, Inc., a biotechnology company. From 1993 to 1996, he served as President of the Americas Region of Allergan, a specialty pharmaceutical company focusing on ophthalmology, dermatology and neuromuscular indications. Dr. Anido is also a director of Apria Healthcare, Inc. Dr. Anido received a Ph.D. in Pharmacy Administration from the University of Missouri.

Kathleen D. LaPorte has served on our Board of Directors since November 2002. Ms. LaPorte is a Managing Director of New Leaf Venture Partners, LLC located in Menlo Park, California. Previously, Ms. LaPorte was a General Partner in the Healthcare Technology Group of the Sprout Group located in Menlo Park, California, which she joined in 1993 and became a General Partner in 1994. Between 1987 and 1993, Ms. LaPorte was a principal at Asset Management Company, a venture capital firm focused on early-stage investments. Previously, Ms. LaPorte was a financial analyst with The First Boston Corporation. Ms. LaPorte is a member of the Board of Directors of Adeza Biomedical Corporation and VNUS Medical Technologies, Inc. Ms. LaPorte received a B.S. from Yale University and a M.B.A. from Stanford University Graduate School of Business. Sprout Group has a contractual right to designate two representatives to be nominated to our Board of Directors. Ms. LaPorte is the designated representative of Sprout Group.

Richard C. Williams has served on our Board of Directors since December 2002 and as Chairman of our Board of Directors since July 2004. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. From 2000 to April 2001, Mr. Williams also served as Vice Chairman-Strategic Planning and director of King Pharmaceuticals, Inc. From 1992 to 2000, Mr. Williams served as Chairman and director of Medco Research, a cardiovascular pharmaceutical development company, prior to its acquisition by King Pharmaceuticals in 2000. From 1997 to 1999, Mr. Williams was Co-Chairman and a director of Vysis, a genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited, Mr. Williams held various operational and financial management officer positions with Erbamont, N.V., Field Enterprises, Inc., Abbott Laboratories and American Hospital Supply Corporation. Mr. Williams is also a director of EP Med Systems and a director, Chairman and interim Chief Executive Officer of Cellegy Pharmaceuticals, Inc., a specialty biopharmaceutical company. Mr. Williams received a B.A. degree from DePauw University and an M.B.A. from the Wharton School of Finance.

Vote Required

The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected Class III directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH ABOVE.

Board Meetings, Committees and Directors Compensation

Our Board of Directors held seven meetings during the fiscal year ended December 31, 2005. Each of the directors serving at the time attended in person or by teleconference at least 75% of the aggregate of all of the meetings held by the Board of Directors and any committees of the Board of Directors on which such person served during the last fiscal year. Although we have no formal policy requiring director attendance at annual meetings of stockholders, directors are encouraged to attend the annual meetings of stockholders. Four incumbent directors attended the 2005 annual meeting of stockholders.

Our securities are listed on The Nasdaq Global Market and are governed by its listing standards. Our Board has determined that the following eight directors satisfy the current “independent director” standards established by Nasdaq Marketplace Rules: Rolf Classon, Peter Barton Hutt, Kathleen D. LaPorte, Benjamin F. McGraw III, Pharm.D., Dean J. Mitchell, Andrew J. Perlman, Wayne I. Roe and Richard C. Williams.

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each Committee is described as follows:

Name of Committees and Members	Functions of the Committees	Number of Meetings in Fiscal 2005
AUDIT COMMITTEE Richard C. Williams (Chairperson) Benjamin F. McGraw, III, Pharm.D. Wayne I. Roe	• Oversees our accounting and financial reporting processes • Appoints, determines compensation for and oversees the work of the independent auditors • Approves the services performed by the independent auditors • Approves related party transactions	6

COMPENSATION COMMITTEE Benjamin F. McGraw, III, Pharm.D. (Chairperson) Kathleen D. LaPorte Dean J. Mitchell	• Sets executive compensation guidelines • Administers the Company’s stock incentive plans • Recommends to Board of Directors compensation of Chief Executive Officer and members of the Board of Directors • Approves compensation of executive officers other than Chief Executive Officer	4

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Rolf Classon (Chairperson) Andrew J. Perlman Peter Barton Hutt	• Recommends corporate governance principles • Reviews and makes recommendations regarding candidates for service on the Board of Directors • Assists with executive development and succession matters	3

Audit Committee. The Audit Committee has adopted an Amended and Restated Charter, a copy of which is included in this Proxy Statement as Appendix A. Our Board of Directors has determined that both Richard C. Williams and Benjamin F. McGraw, III, Pharm.D. are “audit committee financial experts” as defined by SEC regulations. All of the members of the Audit Committee, including the audit committee financial experts, meet the independence standards of Nasdaq Marketplace Rule 4200(a)(15) and the independence standards promulgated by the SEC.

Compensation Committee. All of the members of the Compensation Committee meet the independence standards of Nasdaq Marketplace Rule 4200(a)(15).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reports to the Board on a periodic basis with regard to matters of corporate governance, evaluation and recommendation of director candidates, executive development and succession planning. All of the members of the Nominating and Corporate Governance Committee meet the independence standards of Nasdaq Marketplace Rule 4200(a)(15). The Amended and Restated Charter of the Nominating and Corporate Governance Committee was adopted on August 25, 2005. A copy of this Amended and Restated Charter is available at the Company’s website at www.istavision.com, under the Committee Composition of the Corporate Governance section.

As reflected in the charter of the Nominating and Corporate Governance Committee, factors considered by the Nominating and Corporate Governance Committee in the selection of director nominees are experience in business, finance, administration or healthcare, familiarity with our business and industry and, as applicable, specific expertise, including but not limited to such matters as clinical development, regulatory strategy or business development. The Nominating and Corporate Governance Committee also gives consideration to candidates with appropriate non-business backgrounds, illustratively, with backgrounds in medicine, research, government or intellectual property. The Nominating and Corporate Governance Committee gives consideration to individuals identified by stockholders, management and members of the Board.

Our bylaws provide for business to be brought by a stockholder before an annual meeting, including nominations for the election of directors, so long as our Secretary receives, at the corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting.

In addition it is our policy that director candidates recommended by stockholders will be given appropriate consideration in the same manner as other director candidates presented to the Nominating and Corporate Governance Committee. Stockholders who wish to submit a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting a comprehensive written resume of the recommended nominee’s business and educational experience and background and a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and if nominated and elected, he or she will serve as a director. Stockholders should send their written recommendations of nominees accompanied by the candidate’s resume and consent to: Chairperson of the Nominating and Corporate Governance Committee, c/o ISTA Pharmaceuticals, 15295 Alton Parkway, Irvine, California 92618. The foregoing policy is subject to our Restated Certificate of Incorporation, our bylaws and applicable law. No director nominations by stockholders have been received as of the filing of this proxy statement.

Stockholder Communications to the Board of Directors

Stockholders may submit communications to our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual members of the Board of Directors by addressing a written communication to: Board of Directors, c/o ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618. Stockholders should identify in their communication the addressee, whether it is our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual member of the Board of Directors. Stockholder communications will be forwarded to our Vice

President, Human Resources. The Vice President, Human Resources will acknowledge receipt to the sender, unless the sender has submitted the communication anonymously, and forward a copy of the communication to the addressee on our Board of Directors or if the communication is addressed generally to our Board of Directors to our Chairperson of the Board of Directors.

Compensation of Directors

Our non-employee directors receive an annual retainer of $20,000 and $1,500 in cash compensation from us for their service as members of the Board of Directors for each Board meeting attended, $1,000 for each committee meeting attended and $1,000 for telephonic attendance at any Board or committee meeting. In addition, the Chairperson of the Board and the Chairperson of the Audit Committee each received an additional $10,000 annual retainer. The Chairperson of each of the Compensation and Nominating and Governance Committees each receive an additional $5,000 annual retainer. All non-employee directors are reimbursed for travel and miscellaneous expenses in connection with attendance at Board and committee meetings.

Under our 2004 Performance Incentive Plan, as amended, our Board of Directors, upon the recommendation of our Board’s Compensation Committee, has approved (i) that each non-employee director is granted options to purchase 20,000 shares of our common stock upon their initial election or appointment to the Board, and (ii) that such non-employee directors who, immediately after the annual meeting of stockholders, continue to serve on the Board and have served on the Board for at least the six (6) months preceding the annual meeting of stockholders shall receive annual grants of options to purchase 16,000 shares of our common stock. The shares subject to the initial option grants vest in three equal annual installments while the shares subject to the subsequent annual grants will be fully vested upon the first anniversary of the date of grant. During the fiscal year ending December 31, 2005, we granted our non-employee directors options to purchase an aggregate of 128,000 shares of common stock each at an exercise price of $5.82 per share under our 2004 Performance Incentive Plan.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ending December 31, 2005, no member of the Compensation Committee was an officer or employee of ISTA. During fiscal 2005, no member of the Compensation Committee or executive officer of ISTA served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

RELATED PARTY TRANSACTIONS

Peter Barton Hutt, a member of our Board of Directors since November 2002, is a senior counsel in the Washington, D.C. law firm of Covington & Burling. From time to time, Covington & Burling provides legal services to us.

OTHER EXECUTIVE OFFICERS

Marvin J. Garrett (56) has served as our Vice President, Regulatory Affairs, Quality & Compliance since June 1999. From May 1994 to June 1999, Mr. Garrett was Vice President, Regulatory Affairs and Clinical Research for Xoma, Ltd., a biotechnology company. From 1990 to 1994, he was President and General Manager of Coopervision Pharmaceutical, a division of the Cooper Companies, Inc. Mr. Garrett received a B.S. in Microbiology from California State University, Long Beach.

Lisa R. Grillone, Ph.D. (56) has served as our Vice President, Clinical Research and Medical Affairs since August 2000. From 1990 to July 2000, Dr. Grillone served in various drug development positions with ISIS Pharmaceuticals, Inc., a biotechnology company, last serving as Executive Director, Intellectual Property Licensing. Dr. Grillone received a Ph.D. in Cell Biology and Anatomy from New York University.

Kathleen McGinley (56) has served as our Vice President, Human Resources and Corporate Services, since November 2003. From January 2003 to November 2003, Ms. McGinley served as a consultant to ISTA. From May 2000 to January 2003, Ms. McGinley served as Director and Vice President, Human Resources for Littlefeet, Inc. From December 1999 to May 2000 she served as Director of Human Resources for Combi-Chem/Dupont Pharmaceuticals in San Diego, CA. Ms. McGinley received a M.S. from the University of Tennessee, Knoxville.

Kirk McMullin (53) has served as Vice President, Operations since August 2002. From 1995 to 2002, Mr. McMullin was Vice President, Worldwide Manufacturing Support for Allergan. Mr. McMullin received a B.A. from Humboldt State University.

Thomas A. Mitro (49) has served as our Vice President, Sales & Marketing since July 2002. From 1980 to 2002, Mr. Mitro held several positions at Allergan, including Vice President, Skin Care, Vice President, Business Development and Vice President, e-Business. Mr. Mitro received a B.S. degree from Miami University.

Lauren P. Silvernail (47) has served as our Chief Financial Officer, Chief Accounting Officer and Vice President, Corporate Development, since March 2003. From 1995 to March 2003, Mrs. Silvernail served in various operating and corporate development positions for Allergan, most recently serving as Vice President, Business Development. From 1989 to 1994, she was a general partner at Glenwood Ventures and served as a director and operating manager for several portfolio companies. Mrs. Silvernail received a M.B.A. from the University of California, Los Angeles.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth information for the years ended December 31, 2003, 2004 and 2005 regarding the compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 (collectively, the “Named Executive Officers”).

	Annual Compensation				Long-Term Compensation Awards Securities Underlying Options	All Other Compensation ($)*
Name and Principal Position	Year	Salary ($)		Bonus ($)
Vicente Anido, Jr., Ph.D President and Chief Executive Officer	2005 2004 2003	409,019 392,533 381,100		184,490 114,330 138,750	95,601 88,000 —	3,539 3,000 5,000

Marvin J. Garrett Vice President, Regulatory Affairs, Quality and Compliance	2005 2004 2003	265,000 255,543 252,871		75,000 43,500 60,000	20,000 21,000 —	5,000 4,475 5,000

Lisa R. Grillone, Ph.D. Vice President, Clinical Research And Medical Affairs	2005 2004 2003	262,000 254,800 245,000		70,000 43,500 58,000	17,000 25,000 —	4,726 3,545 5,000

Thomas A. Mitro Vice President, Sales and Marketing	2005 2004 2003	255,000 246,891 239,700		80,000 48,000 60,000	18,000 25,000 —	5,000 4,000 5,000

Lauren P. Silvernail Chief Financial Officer, Chief Accounting Officer and Vice President, Corporate Development	2005 2004 2003	230,000 215,672 157,692	(1)	75,000 43,050 —	20,000 28,000 165,000	5,000 4,500 5,000

*	Life insurance or medical benefits.
(1)	Ms. Silvernail joined ISTA in May 2003. Her annualized salary for 2003 was $205,000.

Option Grants

Option Grants During Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2005 to each of the Named Executive Officers:

Option Grants in Fiscal 2005

	Individual Grants
	Number of Securities Underlying Options Granted (#) (1)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price ($/Share)	Expiration Date	Potential Realizable at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(3)
Name					5%	10%
Vicente Anido, Jr., Ph.D	95,601	10.0%	$10.27	02/17/15	$617,463	$1,564,772
Marvin J. Garrett	20,000	2.1%	$10.27	02/17/15	$129,175	$327,355
Lisa R. Grillone, Ph.D	17,000	1.8%	$10.27	02/17/15	$109,799	$278,252
Thomas A. Mitro	18,000	1.9%	$10.27	02/1715	$116,257	$294,619
Lauren P. Silvernail	20,000	2.1%	$10.27	02/17/15	$129,175	$327,355

(1)	These options vest in equal monthly installments over four years from the date of grant.
(2)	Options to purchase an aggregate of 958,651 shares of common stock were granted to employees, including the Named Executive Officers, during the fiscal year ended December 31, 2005.
(3)	In accordance with rules and regulations of the Securities and Exchange Commission, these columns show gains that could accrue for the respective options, assuming that the market price of our common stock appreciates from the date of grant over a period of 10 years at an annualized rate of 5% and 10%, respectively. The potential realizable value at 5% and 10% annual rates of stock price appreciation for each person is based on the market price of the underlying shares of Common Stock on the date each option was granted. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth the information with respect to stock option exercises during the year ended December 31, 2005, by the Named Executive Officers, and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2005.

Aggregate Option Exercises in Fiscal 2005 and Year-End Option Values

	Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At December 31, 2005 (#)		Value of Unexercised In-the-Money Options at December 31, 2005 (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Vicente Anido, Jr., Ph.D.	—	—	446,249	148,751	$1,280,735	$426,915
Marvin J. Garrett	—	—	138,000	0	$396,060	$0
Lisa R. Grillone, Ph.D.	—	—	140,000	0	$401,800	$0
Thomas A. Mitro	—	—	122,999	41,001	$353,007	$117,673
Lauren P. Silvernail	—	—	113,437	51,563	$108,900	$49,500

(1)	Closing price of our Common Stock at fiscal year-end minus the exercise price. The fair market value of our Common Stock at the close of business on December 31, 2005, was $6.36.

2006 Cash Bonus Plan

In February 2006, our Board of Directors, upon recommendation of the Board’s Compensation Committee (“Compensation Committee”), adopted a cash bonus plan (“Bonus Plan”) pursuant to which our participating executive officers and employees will be eligible to earn cash bonus compensation based on 2006 company and individual performance. The terms of the Bonus Plan are not contained in a formal written document.

A summary of the material terms of the Bonus Plan are as follows:

•	Under the Bonus Plan, participating employees may be eligible to receive all or a portion of a target bonus expressed as a percentage of their respective base salaries. The target bonus of our Chief Executive Officer is 50% of his base salary and the other participating executive officers’ target bonuses are between 30% and 35% of their respective annual base salaries.

•	Upon recommendation of the Compensation Committee, the Board of Directors, at its discretion, will approve the amount of the total funding of the Bonus Plan based on 2006 company performance which will take into account our accomplishment of the following goals: achieving certain 2006 financial targets approved by the Board, advancing the development and commercialization of certain of our product candidates as determined by the Board, and acquiring, licensing or developing a new product candidate for our pipeline. Achievement of each goal is given a certain percentage weight toward funding of the Bonus Plan with the potential of decreased funding for underachievement and increased funding for overachievement of our 2006 financial goal.

•	The Compensation Committee will evaluate the Chief Executive Officer’s individual performance for 2006 and will submit to the Board the Compensation Committee’s recommendation regarding the amount of the cash bonus payable to the Chief Executive Officer under the Bonus Plan. The Compensation Committee’s recommendation will be based upon 2006 company performance and such other relevant factors considered in the discretion of the Compensation Committee. The Board shall have the final authority to approve the Compensation Committee’s recommendation regarding the amount of the cash bonus payable to the Chief Executive Officer under the Bonus Plan.

•	The Chief Executive Officer will evaluate each participating executive officer’s 2006 performance and will submit to the Compensation Committee his recommendations regarding the amount of the cash bonus payable to each such executive officer. The Chief Executive Officer’s recommendations will be based upon the Chief Executive Officer’s assessment of each executive officer’s individual performance for 2006 and other relevant factors considered in the discretion of the Chief Executive Officer. The Compensation Committee shall have the final authority to approve the Chief Executive Officer’s recommendations regarding the amount of the cash bonus payable to each executive officer under the Bonus Plan.

Employment and Change in Control Agreements

Executive Employment Agreements with Each of Vicente Anido, Jr. Ph.D., Marvin J. Garrett, Lisa R. Grillone, Ph.D., Kathleen McGinley, Kirk McMullin and Thomas A. Mitro

We have entered into executive employment agreements (“Executive Employment Agreements”) with our President and Chief Executive Officer, Vicente Anido, Jr. Ph.D. and each of the following officers of the Company: Marvin J. Garrett, Lisa R. Grillone, Ph.D., Kathleen McGinley, Kirk McMullin and Thomas A. Mitro. Each Executive Employment Agreement provides for an annual base salary and eligibility to receive an annual target bonus and equity awards. Annual adjustments to base salary, determination of bonuses and equity awards are at the discretion of our Board of Directors, with respect to Dr. Anido, and the Board’s Compensation Committee, with respect to the other officers.

Each officer’s employment may be terminated at any time with or without cause, or by reason of death or disability, or each officer may voluntarily resign at any time with or without good reason.

In the event the officer’s employment is terminated by us without cause absent a change in control of ISTA, we will provide the officer with the following severance compensation and benefits: (a) a lump sum severance payment, less legally required withholdings, in an amount equal to twelve months base salary with respect to Dr. Anido, and nine months base salary with respect to the other officers; (b) health insurance premiums payable by us for continued health insurance coverage for such officer and all then insured dependents for a period of up to twelve months with respect to Dr. Anido, and up to nine months with respect to the other officers, (provided such officer makes a timely election to continue such coverage under COBRA, and provided further that, our obligation to pay the monthly health insurance premiums for continued group medical insurance will end when such officer becomes eligible for health insurance with a new employer); and (c) outplacement services for one year, at our expense not to exceed $25,000, with a nationally recognized service selected by ISTA.

In the event of a change in control of ISTA and if within twenty-four months following such change in control the officer’s employment is terminated by us without cause or such officer resigns for good reason within sixty days of the event forming the basis for such good reason termination, then we will provide the officer with severance compensation and benefits consisting of: (a) a lump sum severance payment, less legally required withholdings, in an amount equal to (i) with respect to Dr. Anido, twenty-four months base salary and two times the target bonus to be earned for the year in which termination occurs or two times the bonus amount in the prior year, whichever is greater, or (ii) with respect to the other officers, twelve months base salary and one times the target bonus to be earned for the year in which termination occurs or one times the bonus amount in the prior year, whichever is greater; (b) health insurance premiums payable by us for continued health insurance coverage for such officer and all then insured dependents for a period of up to twenty-four months with respect to Dr. Anido and twelve months with respect to all other officers (provided such officer makes a timely election to continue such coverage under COBRA, and provided further that, our obligation to pay the monthly health insurance premiums for continued group medical insurance will end when such officer becomes eligible for health insurance with a new employer); (c) outplacement services for one year, at our expense not to exceed $25,000, with a nationally recognized service selected by us; and (d) any unvested options, restricted shares or other equity based awards then held by such officer will become fully vested and, with respect to options, immediately exercisable, as of the date of termination.

Employment Agreement and Change of Control Severance Agreement with Lauren P. Silvernail

We have also entered into an employment agreement with Lauren P. Silvernail. Mrs. Silvernail’s employment agreement sets forth her compensation arrangements, including her initial annual base salary and initial option grant. Mrs. Silvernail is also entitled to a performance bonus of up to 35% of her annual base salary. In the event of termination of employment other than voluntarily or for cause, Mrs. Silvernail will receive six months of base salary as severance; provided that, in the event such termination occurs after a “change of control” of ISTA, Mrs. Silvernail will receive the benefits discussed in the paragraph below.

We have entered into a change of control severance agreement with Mrs. Silvernail. Such agreement provides that if Mrs. Silvernail’s employment is terminated as a result of an “involuntary termination” within 24 months after a “change of control,” then she will be entitled to nine months of base salary and healthcare related benefits and a pro rata portion of her performance bonus based upon the number of months that she was employed during the year of termination. In addition, all options to purchase our common stock held by Mrs. Silvernail shall vest in full upon a “change of control” regardless of whether she is terminated, and all shares of stock subject to a right of repurchase by the Company (or its successor) that were purchased prior to the change of control shall have such right of repurchase lapse with respect to all of such shares.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the foregoing Compensation Committee Report shall not be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filing.

The Compensation Committee of the Board of Directors, comprising three non-employee directors, oversees our executive compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

Compensation Philosophy. Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for us;

•	Align the financial interest of executives and stockholders through equity-based plans; and

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the compensation and benefits of our Chief Executive Officer and for approving the compensation and benefits of our other executive officers. In addition, the Compensation Committee sets our executive compensation guidelines and reviews, approves and evaluates our executive compensation plans, policies and programs. The Compensation Committee is also responsible for the administration of our 2004 Performance Incentive Plan, which provides for the grant of stock options, restricted stock awards and performance shares to qualified employees, officers, directors, consultants and other service providers. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of equity awards, which may include stock options and shares of restricted stock. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in recommending and approving each element of compensation.

1. Base Salary. In recommending compensation levels for our Chief Executive Officer or setting compensation levels for our other executive officers, the Compensation Committee reviews competitive information relating to compensation levels for comparable positions at pharmaceutical and other life sciences companies. In addition, the Compensation Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base and potential bonus compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

2. Long-Term Incentives. Our 2004 Performance Incentive Plan provides for the grant of stock options, restricted stock awards and performance shares to qualified employees and officers. Equity awards, which may include stock options and restricted stock grants, are provided to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

2005 Compensation for the Chief Executive Officer. In recommending Dr. Anido’s salary for 2005 for Board approval, the Compensation Committee considered competitive compensation data for chief executive officers and presidents of similar companies within the life sciences industry, taking into account Dr. Anido’s experience and knowledge. Based upon this review, the Compensation Committee found that Dr. Anido’s total compensation (and, in the case of severance and change-in-control scenarios, the potential payouts) in the aggregate to be reasonable and not excessive. Dr. Anido’s annual salary for 2005 was $409,019.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation. Section 162(m) of the United States Internal Revenue Code of 1986, as amended, (the “Code”) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal 2005.

Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with equity awards granted to such person, for the purposes of Section 162(m) of the Code, the 2004 Performance Incentive Plan provides that no employee may be granted, in any of one calendar year, options relating to more than 400,000 shares of common stock and restricted shares and performance shares relating to more than 100,000 shares of common stock. In addition, the 2004 Performance Incentive Plan provides that in connection with an employee’s initial employment, the employee may be granted options relating to up to 800,000 shares of common stock and restricted shares and performance shares relating to up to 200,000 shares of common stock. To the extent grants under the 2004 Performance Incentive Plan are in excess of these limitations, such excess shall not be exempt from the deductibility limits of Section 162(m) of the Code.

Respectfully submitted,

Benjamin F. McGraw III, Pharm.D., Chair

Kathleen D. LaPorte

Dean J. Mitchell

STOCK PERFORMANCE GRAPH

The following graph compares our total cumulative stockholder return as compared to The Nasdaq Global Market and U.S. index (“Nasdaq U.S. Index”) and the Nasdaq Pharmaceutical Index for the period beginning on August 22, 2000, our first day of trading after our initial public offering, and ending on December 31, 2005. Total stockholder return assumes $100.00 invested at the beginning of the period in our common stock, the stocks represented by the Nasdaq U.S. Index and the Nasdaq Pharmaceutical Index, respectively. Total return assumes reinvestment of dividends; we have paid no dividends on our common stock.

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the material in these performance graphs shall not be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filing.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has elected to engage Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2006.

Although we are not required to submit the selection of independent registered public accountants for shareholder approval, if the shareholders do not ratify this selection, the Audit Committee will reconsider its selection of Ernst & Young LLP. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of ISTA.

Fees billed to us by Ernst & Young LLP during the Fiscal Year Ended December 31, 2005 and December 31, 2004.

The following is a summary of the fees billed to ISTA by Ernst & Young LLP for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$367,449	$383,068
Audit Related Fees	—	3,575
Tax Fees	24,059	12,000
All Other Fees	—	—

Total Fees	$391,508	$398,643

Audit Fees. We paid Ernst & Young LLP fees in the aggregate of (i) $157,161 and $114,211 for the fiscal years ended December 31, 2005 and December 31, 2004, respectively, for professional services rendered for the audits of our annual financial statements, (ii) $146,409 and $143,259 for the fiscal years ended December 31, 2005 and December 31, 2004, respectively, for the audits of management’s assessment and effectiveness of internal control over financial reporting, and (iii) $56,579 and $37,903 for the fiscal years ended December 31, 2005 and December 31, 2004, respectively for the review of the financial statements included in our quarterly reports on Form 10-Q during the last two fiscal years.

Audit-Related Fees. In addition to fees disclosed under “Audit Fees” above, the aggregate fees for professional services rendered by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements were $0 and $3,575 for the fiscal years ended December 31, 2005 and December 31, 2004, respectively. These services include consultations concerning financial accounting and reporting standards.

Tax Fees. The aggregate fees for professional services rendered by Ernst & Young LLP for tax compliance, tax planning and tax advice were $24,059 and $12,000 for the fiscal years ended December 31, 2005 and December 31, 2004, respectively. These services include assistance related to state tax incentives.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides audit service detail in advance of the meeting of the Audit Committee held during the first calendar quarter of each year, outlining the scope of the audit and related audit fees. If agreed to by the Audit Committee, an engagement letter is formally accepted by the Audit Committee.

For non-audit services, our senior management will submit from time to time to the Audit Committee for approval non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. Our senior management and the independent auditor will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

The Audit Committee approved 100% of the services provided by Ernst & Young LLP described above.

Ernst & Young LLP has audited our financial statements annually since our inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006 will require the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the foregoing Audit Committee Report shall not be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filing.

The Audit Committee of the Board of Directors met six times during the fiscal year ended December 31, 2005 with representatives of the independent registered public accounting firm. Each Audit Committee member is qualified as “independent” as defined by Nasdaq Marketplace Rule 4200(a)(15) and under the rules promulgated by the Securities and Exchange Commission. The Audit Committee also met on March 1, 2006 and during the meeting reviewed the financial statements and related notes for the year ended December 31, 2005.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the internal audit function and the performance of the independent registered public accounting firm, and such other duties as directed by the Board of Directors. The Audit Committee operates under a written charter, as amended. A copy of this charter is attached to this Proxy Statement as Appendix A.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent registered public accounting firm of non-audit services to us is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committees’ oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our independent registered public accounting firm is in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report to stockholders for the fiscal year ended December 31, 2005. The Audit Committee has also selected Ernst & Young LLP, independent registered public accounting firm, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2006.

Respectfully submitted,

Richard C. Williams, Chair

Benjamin F. McGraw, III, Pharm.D.

Wayne I. Roe

PROPOSAL NO. 3

APPROVAL OF THIRD AMENDMENT AND RESTATEMENT

OF THE 2004 PERFORMANCE INCENTIVE PLAN

Introduction

The 2004 Performance Incentive Plan, as amended (the “2004 Plan”), was originally approved by our Board of Directors in June 2004 and by our stockholders in October 2004. In August 2005, our Board of Directors approved a First Amendment and Restatement of the 2004 Performance Incentive Plan, and a Second Amendment and Restatement of the 2004 Performance Incentive Plan, which was subsequently approved by our stockholders in October 2005.

In July 2006, our Board of Directors approved, subject to and effective upon stockholder approval, the Third Amendment and Restatement of the 2004 Performance Incentive Plan (the “Third Amended 2004 Plan”). The Third Amended 2004 Plan proposes to increase the shares of our common stock available under the 2004 Plan by 3,100,000 shares or from 3,053,107 to 6,153,107 shares. The Third Amended 2004 Plan also proposes to increase correspondingly the maximum limitation on the number of shares subject to incentive options from 2,753,107 to 5,453,107 shares and the number of shares subject to restricted stock and performance shares from 300,000 shares to 700,000.

As of the Record Date, 1,444,055 shares of our common stock remained available for equity awards under the 2004 Plan. Since the adoption of the 2004 Plan, the number of our employees has increased over 200% percent from 52 as of June 2004 to 165 employees as of the Record Date. We believe that equity awards under our 2004 Plan are a key component to our ability to attract and retain qualified employees and that the proposed increase in shares under the Third Amended 2004 Plan is needed to continue to provide us with the ability to attract and retain qualified employees, non-employee directors and other service providers. Our philosophy is to maintain responsible annual dilution levels with respect to the issuance of equity compensation awards by limiting our burn rate, which is determined by dividing the total equity awards granted in a year by the shares outstanding at the beginning of the year. Over the last three years, our annual burn rate, has averaged 3.56% and our dilution rate has averaged 2.69%. We intend to maintain similar dilution levels in future, not including extraordinary events such as acquisitions.

If the Third Amended 2004 Plan is approved by the stockholders, then it will be effective as of the date of the Annual Meeting. Otherwise, the 2004 Plan, as amended, will remain in effect in its current form, subject to amendment from time to time as provided therein.

A summary of the Third Amended 2004 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Third Amended 2004 Plan which is attached as Appendix B to this Proxy Statement.

Description of the Third Amended 2004 Plan

General. The purpose of the Third Amended 2004 Plan is to enable us to attract, retain and motivate our employees and consultants, as well as our non-employee directors, by providing for or increasing the proprietary interests of such employees, consultants or non-employee directors in ISTA. The maximum number of shares of common stock that may be issued pursuant to awards under the 2004 Plan is currently 3,053,107, subject to certain adjustments to prevent dilution. It is proposed that, through the adoption of the Third Amended 2004 Plan, the maximum number of shares of common stock that may be issued pursuant to awards under the 2004 Plan be increased by 3,100,000 shares, or from 3,053,107 to 6,153,107 shares, subject to certain adjustments to prevent dilution. The Third Amended 2004 Plan also proposes to increase correspondingly the maximum limitation on the number of shares subject to incentive options from 2,753,107 to 5,453,107 shares and subject to restricted stock and performance shares from 300,000 to 700,000 shares, subject to certain adjustments to prevent dilution. The above increases in the number of authorized shares and the corresponding increases in the maximum limitation on inventive stock options and restricted and performance shares are the only proposed changes in the Third Amended 2004 Plan to the 2004 Plan currently in effect.

Shares Reserved for Issuance. Stockholder approval of the Third Amended 2004 Plan will authorize us to grant options and/or rights to purchase or otherwise acquire up to an additional 3,100,000 shares, or an aggregate of 6,153,107 shares of common stock, of which up to 700,000 shares may only be issued in connection with restricted stock and performance-share awards.

In the event that all or any portion of any option, restricted stock or performance shares granted or offered under the Third Amended 2004 Plan can no longer under any circumstances be exercised or, with respect to restricted stock or performance shares solely, is reacquired by us, the shares of common stock allocable to the unexercised portion of such option or such stock purchase agreement, or, with respect to restricted stock or performance shares solely, the shares so reacquired, will become available for grant or issuance under the Third Amended 2004 Plan. Additionally, the number of shares available for issuance under the Third Amended 2004 Plan will be subject to adjustment in the event of stock splits, stock dividends or certain other similar changes in our capital structure.

Administration. The Third Amended 2004 Plan is to be administered by an “Administrator,” which, under the Third Amended 2004 Plan, shall be either the Board of Directors or a committee appointed by the Board of Directors. The Compensation Committee of the Board of Directors currently administers the 2004 Plan. Subject to the provisions of the Third Amended 2004 Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the Third Amended 2004 Plan.

The Board of Directors may from time to time alter, amend, suspend or terminate the Third Amended 2004 Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option, restricted share or performance share theretofore granted to such person without his or her consent. Unless previously terminated by the Board of Directors, the Third Amended 2004 Plan will terminate on June 10, 2014.

Eligibility. The Third Amended 2004 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of ISTA or of any parent or subsidiary corporation of ISTA, whether now existing or hereafter created or acquired (an “Affiliated Company”), as may be determined by the Administrator. In no event may any employee be granted options under the Third Amended 2004 Plan for more than 400,000 shares of our common stock in any one calendar year. However, in connection with his or her initial service to ISTA, an employee may be eligible to be granted options for up to 800,000 shares of our common stock during the calendar year which includes such individual’s initial service to ISTA.

Terms of Stock Options. As discussed above, the Administrator determines many of the terms and conditions of awards granted under the Third Amended 2004 Plan, including whether an option will be an “incentive stock option” (ISO) or a “non-qualified stock option” (NQSO). Each option is evidenced by any agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the Third Amended 2004 Plan):

•	Vesting and Exercisability: Options become vested and exercisable, as applicable, within such periods as determined by the Administrator and as set forth in the related stock option agreement, provided that options must expire no later than ten years from the date of grant (or five years with respect to ISOs granted to optionees who own more than 10% of the outstanding common stock). Option agreements may also provide that options shall become vested upon the achievement of certain performance goals, as determined by the Administrator.

•	Exercise Price: The exercise price must be at least 100% of the fair market value of a share of common stock at the time such option is granted, provided that the exercise price of any ISO granted to an optionee that owns more than 10% of the outstanding common stock shall not be less than 110% of the fair market value of a share of common stock at the time of grant.

•	Method of Exercise: Payment of the exercise price may be made, in the discretion of the Administrator, in cash, by check, by delivery of shares of our common stock, through a broker-assisted “cashless exercise,” or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

•	Termination of Service: Options cease vesting on the date of termination of service or the death or disability of the optionee, unless provided otherwise in the applicable option agreement or unless otherwise determined by the Administrator. Under applicable law, ISOs granted under the Third Amended 2004 Plan generally expire no later than three months after the termination of the optionee’s service, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service due to disability.

•	Change of Control: In the event of a change in control of ISTA (as defined in the Third Amended 2004 Plan), the Administrator may at its discretion provide for vesting arrangements in option agreements, including arrangements which provide for full acceleration of vesting upon a change in control whether or not the acquiring entity agrees to assume or substitute for existing options in such change in control.

•	Additional Restrictions: No ISOs may be granted to an optionee under the Third Amended 2004 Plan if the aggregate fair market value (determined at the time of grant) of the stock with respect to which ISOs first become exercisable by such optionee in any calendar year under our stock option plans and any Affiliated Company exceeds $100,000. To the extent an ISO exceeds this $100,000 limit, that portion of the option in excess of such limitation shall be treated as an NQSO. Options are nontransferable, other than by will and the laws of descent and distribution or in any manner permitted by the Administrator that is not prohibited by the Code.

Terms of Restricted Stock Awards. Each restricted stock award is evidenced by a restricted stock purchase agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the Third Amended 2004 Plan):

•	Vesting: Shares subject to a restricted stock award may become vested over time or upon completion of performance goals set out in advance.

•	Purchase Price: Each restricted stock purchase agreement states the purchase price, which may not be less than the par value of our common stock on the date of the award, payment of which generally may be made as described under “Terms of Stock Options” above.

•	Termination of Service: Restricted stock awards shall cease to vest immediately if a participant is terminated for any reason, unless provided otherwise in the applicable restricted stock purchase agreement or unless otherwise determined by the Administrator, and we will generally have the right to repurchase any unvested shares subject thereto.

•	Change of Control: Restricted stock awards shall be treated in the same manner as described under “Terms of Stock Options” above.

Terms of Performance Shares. The Third Amended 2004 Plan provides for the grant of performance shares subject to such conditions and the attainment of such performance goals over such periods as the Administrator determines in writing and sets forth in a written agreement. Performance shares are unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock. A predetermined amount of performance shares that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period will be specified. To the extent earned, performance shares are settled in shares of common stock (including shares of restricted stock). Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting number of shares credited to the participant. If a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the Administrator may apply for full or partial credit as the Administrator may determine consistent with the Third Amended 2004 Plan. No performance shares may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

New Plan Benefits

Future awards to our executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by our executive officers and other employees if our stockholders approve the Third Amended 2004 Plan cannot be determined. Effective upon the approval by the stockholders of the Third Amended 2004 Plan, each of our continuing non-employee directors except for Andrew J. Perlman (who, because his appointment to the Board became effective on April 27, 2006, will not have served on the Board for the preceding six (6) months) will be granted options to purchase 16,000 shares of our common stock under the Amended 2004 Plan. Because the value of stock issuable to our non-employee directors under the Third Amended 2004 Plan will depend on the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by our non-employee directors under the Third Amended 2004 Plan.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2005:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	3,427,083	$6.74	2,098,430
Equity compensation plans not approved by security holders (2)	145,461	$16.28	0

Total (3)	3,572,544	$7.13	2,098,430

(1)	Our Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance under the plan on the first day of each year equal to the lesser of 20,000 shares, 1.5% of the outstanding shares of common stock on the first day of the year, or a lesser amount as the Board of Directors may determine.
(2)	In December 2001, the Board of Directors granted our new Chief Executive Officer and President, as an inducement to his employment, a stand-alone option agreement to purchase 100,461 shares of our common stock for a purchase price of $20.00 per share. In June 2002, the Board of Directors granted our new Vice President, Sales & Marketing, as an inducement to his employment, a stand-alone option agreement to purchase 30,000 shares of our common stock of for a purchase price of $8.50. In August 2002, the Board of Directors granted our new Vice President, Operations, as an inducement to his employment, a stand-alone option agreement to purchase 15,000 shares of our common stock for a purchase price of $6.90. Each option holder may purchase up to 25% of the shares under each option on the first anniversary of the option grant date and the right to purchase the remaining shares vests in equal monthly installments so that each option is fully vested four years after the date of grant.
(3)	As of August 25, 2006, we had: 25,929,107 shares of common stock issued and outstanding; 1.4 million shares currently reserved and available for future option grants; 4.2 million options outstanding with a weighted average exercise price of $7.01 and a weighted average remaining term of 7.54 years; 80,080 full-value awards outstanding; 1,541,941 warrants outstanding; and senior subordinated convertible notes convertible into an aggregate of 5,161,296 shares of common stock (in accordance with the $40.0 million aggregate principal amount of senior subordinated convertible notes issued on June 22, 2006, with a conversion price of $7.75).

Summary of United States Federal Income Tax Consequences of the Third Amended 2004 Plan

The following is a brief summary of certain U.S. federal income tax consequences of participation in the Third Amended 2004 Plan. The summary should not be relied upon as being a complete statement of all possible U.S. federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the Third Amended 2004 Plan may also have consequences under state and local and foreign tax laws which may vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options. No taxable income will be recognized by an optionee under the Third Amended 2004 Plan upon either the grant or the exercise of an ISO. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an ISO, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an ISO occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee’s death or certain non-recognition exchanges) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an ISO.

The exercise of an ISO may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an ISO over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an ISO may claim as a credit against the optionee’s regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the ISO. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

Special rules apply to an optionee who exercise’s an ISO by delivering shares of our common stock. In such cases, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Non-qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO under the Third Amended 2004 Plan. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by ISTA out of the optionee’s current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a NQSO is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a NQSO, the difference between the proceeds realized and the optionee’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Shares. If no Section 83(b) election is made and repurchase rights are retained by ISTA, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the optionee’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Performance Award. No taxable income is recognized by a participant upon the grant of a Performance Award, whether such award is in the form of Performance Shares or Performance Options.

Performance Shares. Performance Shares vest upon the attainment of the applicable performance target(s) and the lapse of any other non-lapse restrictions, e.g. when our repurchase rights expire. A taxable event will occur on each date the participant’s ownership rights vest as to the number of Performance Shares that vest on that date. The participant will recognize ordinary income on each date Performance Shares vest in an amount equal the excess of the fair market value of such shares on that date over the amount paid for such shares, if any. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the optionee’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized and will have a holding period commencing with the date of such Performance Shares vested.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase or, if the Performance

Shares are transferred without consideration, on the date of transfer, in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid, if any, for such shares.

Upon the sale or disposition of such shares, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Performance Options. Performance Options are options that vest and first become exercisable upon the attainment of the applicable performance target(s). The tax consequences upon exercise are the same as those described above with respect to the exercise of stock options.

All Performance Awards granted to “covered employees,” as that term is defined in section 162(m)(3) of the Code, are intended to constitute “other performance-based compensation,” as that term is defined in section 162(m)(4)(C), of the Code and, therefore, are intended to be exempt from the $1,000,000 annual deduction limit on compensation paid to such persons.

Tax Withholding. Under the Third Amended 2004 Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under the Amended 2004 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing us to apply shares of common stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to us shares of common stock owned by the participant.

Vote Required

Approval of the Third Amended 2004 Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the Third Amended 2004 Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE THIRD AMENDED 2004 PLAN.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/    VICENTE ANIDO, JR.

Vicente Anido, Jr., Ph.D.

Chief Executive Officer, President and Director

Irvine, California

September 8, 2006

Appendix A

ISTA PHARMACEUTICALS, INC.

a Delaware corporation

AMENDED AND RESTATED CHARTER

OF

THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

PURPOSES

The purpose of the Audit Committee of the Board of Directors of ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•	Prepare the report of the Audit Committee that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Apart from his or her capacity as a member of the Board of Directors or any Board committee, no Audit Committee member shall be an affiliated person of the Company or any Company subsidiary as required under applicable SEC and NASDAQ rules. Each member of the Audit Committee shall (i) be an independent director, as defined under applicable SEC and NASDAQ rules and (ii) be able to read and understand fundamental financial statements, in accordance with the requirements set forth in applicable NASDAQ rules. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities in accordance with applicable NASDAQ rules.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

1.	Appointing, compensating, retaining and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting), and evaluating the qualifications, independence and performance of the independent auditors, with respect to the preparation and issuance of an audit report or performing such other audit, review or attestation services for the Company; in this regard, the Audit Committee shall have the sole authority to approve the appointment and dismissal of the independent auditors and all compensation and retention terms with respect to any engagement of the independent auditors for audit and lawfully permitted non-audit services; and the independent auditors shall report directly to the Audit Committee;

2.	Approving in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services (provided that pre-approval of non-audit services will not be required in those circumstances where a subsequent approval is permissible under applicable SEC and NASDAQ rules);

3.	Ensuring its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented from time to time, and actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the Board or Directors take, appropriate action to oversee the independence of the independent auditors;

4.	Reviewing on a periodic basis the adequacy of the Company’s system of internal controls, including meeting with the Company’s management and the independent auditors to review the adequacy of such internal controls and reviewing management’s report on internal control over financial reporting and the independent auditors’ attestation and report on management’s internal control over financial reporting to be included in the Company’s Annual Report on Form 10-K prior to its filing with the SEC;

5.	Reviewing on a periodic basis the activities, organizational structure and qualifications of the Company’s internal audit function;

6.	Reviewing and providing guidance with respect to the external audit, the performance of the Company’s independent auditors and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in Statement on Auditing Standards (“SAS”) No. 61, as may be modified or supplemented from time to time; and (iii) reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

7.	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

8.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

9.	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

10.	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

11.	Overseeing compliance with the requirements of the SEC for disclosure of independent auditors’ services and Audit Committee members and activities;

12.	Reviewing, approving and monitoring the Company’s code of conduct and such other codes of business conduct that the Company may adopt from time to time pertaining generally to its directors, officers or employees;

13.	Reviewing, in conjunction with counsel at the discretion of the Audit Committee, any legal matters that could have a significant impact on the Company’s financial statements or its compliance with applicable laws;

14.	Providing oversight and review of the Company’s risk management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments;

15.	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

16.	As the Audit Committee deems appropriate, engaging and obtaining advice and assistance from outside legal, accounting or other advisors;

17.	As the Audit Committee deems appropriate, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

18.	Reviewing and approving in advance all related party transactions for potential conflicts of interest;

19.	Providing a report in the Company’s proxy statement in accordance with SEC rules;

20.	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

21.	Establishing procedures for the hiring of employees and former employees of the independent auditors;

22.	Reviewing and assessing at least annually the Company’s investment policy and overseeing the management of the Company’s investment portfolio consistent with such policy; and,

23.	Reviewing at least annually its own charter, structure, processes and membership requirements and, as the Audit Committee deems appropriate, recommending any revisions thereto to the Board.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it. The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for the Audit Committee to carry out its duties and responsibilities as set forth in this Charter, including but not limited to, funding for payment of compensation to the independent auditors engaged by the Company for the purposes of rendering or issuing an audit report and to any advisors engaged by the Audit Committee under Paragraph 16 above.

MEETINGS

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

The Audit Committee will meet separately with the Company’s chief executive officer and chief financial officer at least annually to review the financial affairs of the Company, including a review of the Company’s internal controls. The Audit Committee will meet separately with the independent auditors of the Company at such times as it deems appropriate to review the independent auditors’ examination and management report.

MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Audit Committee’s Charter.

COMPENSATION

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof and reasonable expense reimbursements.

LIMITS ON DUTIES

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

EFFECTIVE DATE

This Charter of the Audit Committee is effective as amended and restated as of August 21, 2006.

Appendix B

THIRD AMENDMENT AND RESTATEMENT

OF THE

ISTA PHARMACEUTICALS, INC.

2004 PERFORMANCE INCENTIVE PLAN

This 2004 PERFORMANCE INCENTIVE PLAN (the “Plan”) established by ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), originally adopted by its Board of Directors on June 10, 2004 (the “Effective Date”) and approved by the Company’s stockholders on October 20, 2004, as amended by the First Amendment and Restatement adopted by its Board of Directors on August 25, 2005, and by the Second Amendment and Restatement adopted by the Board of Directors on August 25, 2005 and approved by the Company’s stockholders on October 13, 2005, is hereby amended and restated in its entirety pursuant to this Third Amendment and Restatement as adopted by its Board of Directors on July 20, 2006, subject to and effective upon approval of this Third Amendment and Restatement by the Company’s stockholders, to read as set forth below.

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the ability of the Company and its Affiliated Companies to attract and retain the services of officers, qualified employees, directors and outside consultants and service providers to the Company, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, in addition to other capitalized terms defined herein, the following terms shall have the meanings indicated:

2.1 Administrator. “Administrator” means the Board subject to the Board’s authority to delegate responsibility for any matter to the Committee or to another entity as set forth in Section 8.1 of the Plan.

2.2 Affiliated Company. “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 Award. “Award” means an Option, Restricted Share, or Performance Share issued to a Participant under the Plan.

2.4 Award Agreement. “Award Agreement” means an Option Agreement, Stock Purchase Agreement, or Performance Share Agreement issued to a Participant pursuant to the Plan.

2.5 Board. “Board” means the Board of Directors of the Company.

2.6 Change in Control. “Change in Control” shall mean the occurrence of any of the following events:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of the

beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) A merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(d) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 8.1 hereof.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, $.001 par value, subject to adjustment pursuant to Section 4.3 hereof.

2.10 Consultant. “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.11 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.12 DRO. “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.13 Employee. “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Affiliated Company.

2.14 Effective Date. “Effective Date” means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.15 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.16 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.17 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.18 Incentive Option. “Incentive Option” means any Option so designated by the Administrator and intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.20 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.21 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.22 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.23 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.24 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.25 Optionee. “Optionee” means a Participant who holds an Option.

2.26 Participant. “Participant” means an individual or entity that holds an Award under the Plan.

2.27 Performance Goal. “Performance Goal” means

(a) Earnings before interest, taxes, depreciation and amortization as reported by the Company in its SEC filings (“EBITDA”);

(b) Earnings per common share on a fully diluted basis determined by dividing net earnings, less dividends on preferred stock of the Company by the weighted average number of common shares and common shares equivalents outstanding (“EPS”);

(c) Consolidated net income of the Company (less preferred dividends) divided by the average consolidated common shareholders equity (“ROE”);

(d) cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by Committee at the time an Award is granted (“Cash Flow”);

(e) Cash postings less cost of sales, operating expenses (net of bad debt) and capital expenditures (“Free Cash Flow”);

(f) Sales growth;

(g) Cost containment or reduction;

(h) The change in market price of the Company’s common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by the beginning quoted market price, all of which adjusted for any changes in equity structure, including without limitation stock splits and stock dividends (“Total Stockholder Return”); or

(i) Advancement of the Company’s strategic plan to a commercial stage company including, without limitation, such criteria as the development and regulatory approval of the company’s products and the commercialization of these products.

“Performance Goals” means any one or more thereof.

2.28 Performance Share. A “Performance Share” award is a grant of a right to receive shares of Common Stock which is contingent on the achievement of performance or other objectives during a specified period and is issued by the Administrator pursuant to Article 7 of the Plan.

2.29 Purchase Price. “Purchase Price” means the purchase price per Restricted Share.

2.30 Restricted Shares. “Restricted Shares” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.31 Rule 16b-3 Covered Person. “Rule 16b-3 Covered Person” means any key Employee or member of the Board designated by the Administrator with respect to which any transaction involving Common Stock may be eligible for the exemption from Section 16(b) of the Exchange Act set forth in Rule 16b-3.

2.32 Section 162(m) Covered Employee. “Section 162(m) Covered Employee” means (i) the chief executive officer of the Company and the four (4) other individuals that are the highest compensated officers of the Company for the relevant taxable year of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act and (ii) any other key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.33 Service Provider. “Service Provider” means a Consultant, Employee, member of the Board or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.34 Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Shares under the Plan.

2.35 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3

ELIGIBILITY

3.1 Incentive Options. Only Employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are Employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options and Restricted Shares. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an

Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Shares

3.3 Performance Shares. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company) are eligible to receive Performance Shares.

3.4 Section 162(m) Limitation. The aggregate number of shares of Common Stock with respect to which Options may be granted to any Employee shall not exceed 400,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which Options may be granted to any Employee shall not exceed 800,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company. Any shares subject to an Option granted during a calendar year to an Employee that can no longer under any circumstances be exercised or purchased for any reason under the Plan shall continue to count against the applicable limitations set forth above for such Employee during such calendar year.

ARTICLE 4

GRANTING OF AWARDS

4.1 Shares Subject to the Plan. The shares of stock available as a basis for Awards shall be Common Stock. Such shares may be issued from either previously authorized but unissued shares or treasury shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.3 hereof. Subject to the foregoing, a total of 6,153,107 shares of Common Stock may be issued under the Plan (which includes any shares of Common Stock available for future issuance under the Company’s 2000 Stock Plan, as amended).

(a) Cancelled or Forfeited Awards other than Restricted Shares or Performance Shares. For purposes of the limitation set forth in this Section 4.1, if all or any portion of any Award, other than Restricted Shares or Performance Shares, granted or offered under the Plan can no longer under any circumstances be exercised or purchased due to the forfeiture or cancellation of all or any portion of such Award, then the shares of Common Stock allocable to such unexercised or forfeited portions of such Award shall not count against such limitation and shall again become available for grant or issuance under the Plan.

(b) Non-Replenishment of Reacquired Shares; Awards other than Restricted Shares or Performance Shares for Reasons other than Cancellation or Forfeiture of Award. For purposes of the limitation set forth therein in this Section 4.1, any shares of Common Stock subject to an Award, other than Restricted Shares or Performance Shares, and which are reacquired by the Company for any reason other than the cancellation or forfeiture of such Award as described in Section 4.1(a) shall count against such limitation. The Company shall hold all such shares of Common Stock that it reacquires as treasury shares, which shall not again become available for grant or issuance under the Plan.

(c) Replenishment of Reacquired Shares; Awards of Restricted Shares or Performance Shares. For purposes of the limitation set forth in this Section 4.1, any shares of Common Stock that were initially the subject of a Stock Purchase Agreement or a Performance Share Issuance Agreement, and which are reacquired by the Company for any reason, shall not count against such limitation and shall again become available for grant or issuance under the Plan.

4.2 Additional Limitations. Subject to Section 4.3 hereof, the following additional maximums are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 5,453,107 shares.

(b) The maximum number of shares of Common Stock that may be issued as either Restricted Shares or Performance Shares shall be 700,000.

Notwithstanding any other provision of the Plan, in no event shall grants to any Employee of Restricted Shares under Article 6 of this Plan or Performance Shares under Section 7.2 of this Plan relate to more than 100,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, during the calendar year that includes such Employee’s initial service to the Company, in no event shall grants to an any such Employee of Restricted Shares or Performance Shares exceed 200,000 shares of Common Stock.

4.3 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares issuable thereafter under this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Sections 3.4 and 4.2 above, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

4.4 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code set forth in Section 7.3 of the Plan shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.5 Section 162(m) Covered Employees.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding any other provision of the Plan, any Award that is granted to a Section 162(m) Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and the regulations thereunder shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or ruling issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirement(s).

4.6 Rule 16b-3 Covered Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to a Rule 16b-3 Covered Person shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule(s).

ARTICLE 5

OPTIONS

5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Option shall not be less than 100% of Fair Market Value on the date the Option is granted and (b) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Incentive Option may be granted with an exercise price lower than that set forth in clause (b) of the preceding sentence if such Incentive Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock acquired pursuant to the exercise of an Option (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the waiver of compensation due or accrued to the Optionee for services rendered; (e) a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law, including the Sarbanes-Oxley Act of 2002, as amended. Any shares of Common Stock received by the Company in payment of the Exercise Price shall be held by the Company as treasury shares and shall not be made available for grant or issuance under the Plan.

5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goal(s), as shall be determined by the Administrator.

5.6 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, shall not exceed $100,000.

5.7 Nontransferability of Options. Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator’s sole and absolute discretion) pursuant to a DRO.

5.8 Rights as Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6

RESTRICTED SHARES

6.1 Issuance and Sale of Restricted Shares. The Administrator shall have the right to grant Restricted Shares subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Share Awards”). Such conditions shall include the Purchase Price to be paid by the grantee for such an Award, if any (but not less than the minimum lawful amount under applicable state law). Such conditions may also include, but are not limited to, continued employment or the achievement of specified Performance Goal(s).

6.2 Stock Purchase Agreements. A Participant shall have no rights with respect to the Restricted Shares covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price (if applicable) to the Company in the manner set forth in Section 6.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Shares, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

6.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the waiver of compensation due or accrued to the Participant for services rendered; or (e) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law, including the Sarbanes-Oxley Act of 2002, as amended.

6.4 Rights as a Stockholder. Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Shares purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

6.5 Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original Purchase Price, any Restricted Shares which have not vested as of the date of termination. Notwithstanding the foregoing, Restricted Share Awards may be transferred, with the consent of the Administrator, pursuant to a DRO (which consent may be withheld in the Administrator’s sole and absolute discretion).

6.6 Vesting of Restricted Shares. Subject to Section 6.5 above, the Stock Purchase Agreement shall specify the date or dates, the Performance Goal(s) that must be achieved, and any other conditions on which the Restricted Shares may vest.

ARTICLE 7

PERFORMANCE SHARES

7.1 Issuance of Performance Shares. The Administrator may, in its sole and absolute discretion, grant Performance Shares to Employees and members of the Board based upon such factors as the Administrator shall deem relevant in light of the specific type and terms of the Award.

7.2 Performance Share Agreements.

(a) Performance Shares shall be issued pursuant to Performance Share Issuance Agreements (“Performance Share Agreements”). Any Performance Share Agreement may be different from any other Performance Share Agreement. Notwithstanding the foregoing, each Performance Share Agreement shall specify the maximum number of shares of Common Stock that may become issuable, the Purchase Price (but not less than the lawful minimum consideration) to be paid by the grantee for any such shares, the duration of the Performance Share award and the conditions upon which delivery of any shares to the Employee or member of the Board shall be based.

(b) The amount of shares that may be deliverable pursuant to such Performance Share award shall be based upon the degree of attainment over a specified period (a “Performance Cycle”) as may be established by the Administrator of such measure(s) of the performance of the Company (or any unit thereof), the Employee, or member of the Board as may be established by the Administrator. The Administrator may apply for full or partial credit, prior to completion of such Performance Cycle or the attainment of the Performance Goal(s) specified in the Performance Share Agreement, in the event of the Participant’s death or Disability, a Change in Control or in such other circumstances as the Administrator may determine consistent with Section 7.1.

7.3 Special Performance-Based Awards.

(a) Without limiting the foregoing, and in addition to Options granted to Section 162(m) Employees under other provisions of this Plan that are intended to satisfy the exception for “qualified performance-based compensation” under Section 162(m) of the Code (hereinafter, “Qualified Options”), other Awards granted to Section 162(m) Employees intended to constitute qualified performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the regulations thereunder, in the form of Performance Shares (“Qualified Performance-Based Awards”), the vesting or exercisability of which depends on the degree of achievement of the Performance Goal(s) specified in the applicable Performance Share Agreement, may be granted under this Plan by the Committee.

(b) In addition to the requirements specified in this Section 7.3, Qualified Performance-Based Awards must satisfy the requirements set forth below.

(i) The specific Performance Goal(s) for Qualified Performance-Based Awards granted under this Section 7.3 shall be, on an absolute or relative basis, one or more Performance Goal(s), as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Performance Share Agreement the specific performance target(s) that must be attained before the compensation under the Qualified Performance-Based Award becomes payable. The specific targets shall be determined within a time period permitted by Section 162(m) of the Code and the regulations thereunder so that such targets are considered to be pre-established and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one (1) or more than ten (10) years.

(ii) Committee Certification. Before any Qualified Performance-Based Award under this Section 7.3 is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Qualified Performance-Based Award Agreement have been satisfied; provided, however, that a Qualified Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) in the event of a Change in Control.

(iii) Terms and Conditions of Qualified Performance-Based Awards. The Committee shall have the sole discretion to determine the restrictions or other limitations of such Award and reserves the right to reduce Awards, payouts or vesting or to pay no Awards.

ARTICLE 8

ADMINISTRATION OF THE PLAN

8.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to one or more Committees. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. Without limiting the foregoing, the Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder, and Section 16 of the Exchange Act and SEC Rule 16b-3. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Notwithstanding the foregoing, the Administrator may delegate, to one or more officers of the Company, its powers under Section 8.2 of the Plan below, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law.

8.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Option, the number of Restricted Shares to be offered, the number of shares offered as Performance Shares, and the consideration to be received by the Company upon the exercise of or sale of such Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Award or release or waive any repurchase rights of the Company with respect to any Award; (h) to extend the exercise date of any Award or acceptance date of any Award; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Award Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including advisors to the Company.

8.3 Limitation on Liability. No Employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any Employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 9

CHANGE IN CONTROL

9.1 Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(d) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 10

AMENDMENT AND TERMINATION OF THE PLAN

10.1 Amendments. Subject to applicable law, including NASD stockholder approval requirements, the Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

10.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 11

TAX WITHHOLDING

11.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company in cash, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised, any Restricted Shares or Performance Shares issued, or any other Award issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, in an amount determined on the basis of the lowest rate of withholding applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Award or as a result of the purchase of or lapse of restrictions on an Award, or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of withholding based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.2 Shares Withheld to Satisfy Withholding; Restricted Shares or Performance Shares. Any shares of Common Stock received by the Company pursuant to Section 11.1 above with respect to Restricted Shares or Performance Shares above shall not count against the applicable limits set forth in Article 4 hereof and shall again become available for grant or issuance under the Plan.

11.3 Shares Withheld to Satisfy Withholding; Awards other than Restricted Shares or Performance Shares. Any shares of Common Stock received by the Company pursuant to Section 11.1 above with respect to Awards other than Restricted Shares or Performance Shares shall be held by the Company as treasury shares and shall count against the applicable limits set forth in Article 4 hereof and shall not again become available for grant or issuance under the Plan.

ARTICLE 12

MISCELLANEOUS

12.1 Repricings Not Permitted. Notwithstanding anything herein to the contrary, the Administrator shall not have the authority to cause an adjustment to the Exercise Price of any outstanding Options (a “Repricing”), unless such Repricing is approved by a majority of the Company’s stockholders entitled to vote on such matter.

12.2 Benefits Not Alienable. For so long as it is subject to any restrictions pursuant to this Plan or an Award Agreement, no Award or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Plan shall prevent transfers by will or the applicable laws of descent and distribution or assignments pursuant to a DRO entered by a court of competent jurisdiction.

12.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.5 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

(continued from other side)

Please Detach Here

Ú You Must Detach This Portion of the Proxy Card Ú

Before Returning it in the Enclosed Envelope

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3

1.	Election of Directors

	☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	3.	Approve the Third Amendment and Restatement of the 2004 Performance Incentive Plan: ☐ FOR ☐ AGAINST ☐ ABSTAIN

	Election of the following nominees as directors: Rolf Classon, Dean J. Mitchell and Wayne I. Roe		4.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

	(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)			THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THIS PROXY, AND “FOR” PROPOSALS 2 AND 3.

2.	Ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006:

	☐ FOR ☐ AGAINST ☐ ABSTAIN
				WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

				Date: _______________________________2006

				(Signature of stockholder)

				(Signature of stockholder)

				Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

ISTA PHARMACEUTICALS, INC.

Proxy Solicited by the Board of Directors

Annual Meeting of the Stockholders, October 19, 2006

The undersigned hereby nominates, constitutes and appoints Vicente Anido, Jr., Ph.D. and Lauren P. Silvernail, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ISTA PHARMACEUTICALS, INC. which the undersigned is entitled to represent and vote at the 2006 Annual Meeting of Stockholders to be held at ISTA’s headquarters located at 15295 Alton Parkway, Irvine, California 92618 on October 19, 2006 at 11:00 a.m., local time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY